LAW OFFICES
                                            MCAFEE & TAFT
                                     A PROFESSIONAL CORPORATION
                                 TENTH FLOOR, TWO LEADERSHIP SQUARE
                                         211 NORTH ROBINSON
                                  OKLAHOMA CITY, OKLAHOMA 73102-7103
                                             (405) 235-9621
                                           FAX (405) 235-0439
                                        E-Mail: mcafee@ionet.net
                                       http://www.mcafee-taft.com

                                            October 16, 1998




American Fidelity Dual Strategy Fund, Inc.
2000 Classen Center
Oklahoma City, Oklahoma 73106

                            Re:  Registration Statement on Form N-1A
Ladies and Gentlemen:

          You have requested that we advise you with respect to the legality of the shares (the "Shares") of common stock of American Fidelity Dual Strategy Fund, Inc. (the "Fund") being registered under its Registration Statement on Form N-1A (Nos. 333-59185 and 811-08873). In rendering the opinion expressed below, we have conducted such investigation and examined such documents as we deemed appropriate.

          Based upon the foregoing, it is our opinion that:

          (1) The Fund is duly incorporated and validly existing under the laws of the State of Maryland.

          (2) The Shares have been duly authorized and, when issued as provided in the Registration Statement, will be legally issued, fully paid and nonassessable.

          This opinion is being furnished to you solely for use in Pre-Effective Amendment No. 1 to the Registration Statement, and we hereby consent to its use therein and to the reference to our name under the caption "Custodian, Independent Accountants and Counsel" in the Statement of Additional Information included in the Registration Statement.

                            Very truly yours,

                            MCAFEE & TAFT
                            A PROFESSIONAL CORPORATION

                            McAfee & Taft
                            A Professional Corporation